UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07412

Exact name of registrant as specified in charter:	Delaware Investments Arizona
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Arizona Municipal Income Fund, Inc.

June 30, 2009

	Principal
	Amount	Value
Municipal Bonds – 98.20%
Corporate-Backed Revenue Bonds – 1.27%
•Navajo County Pollution Control Revenue (Arizona Public Services) Series D 5.75% 6/1/34	$500,000	$498,510
		498,510
Education Revenue Bonds – 15.10%
Arizona Board of Regents System Revenue (Arizona State University)
Series 8-A
5.00% 6/1/18	200,000	221,838
5.00% 6/1/19	375,000	410,813
Series A 5.00% 6/1/39	500,000	493,860
Arizona Student Loan Acquisition Authority Revenue Refunding Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,501,155
Glendale Industrial Development Authority Revenue Refunding (Midwestern University) 5.00% 5/15/31	350,000	310,373
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	939,030
Pima County Industrial Development Authority Educational Revenue Refunding
(Tucson Country Day School Project) 5.00% 6/1/37	500,000	315,520
South Campus Group Student Housing Revenue (Arizona State University-South Campus Project)
5.625% 9/1/35 (NATL-RE)	1,000,000	925,930
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36	1,000,000	791,340
		5,909,859
Electric Revenue Bonds – 9.10%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	100,000	85,676
Series WW 5.50% 7/1/38	200,000	184,790
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A	1,000,000	1,007,020
5.00% 1/1/31
5.00% 1/1/39	1,000,000	1,000,750
Series B 5.00% 1/1/25	1,250,000	1,280,625
		3,558,861
Health Care Revenue Bonds – 21.02%
Arizona Health Facilities Authority Revenue (Banner Health) Series D 5.50% 1/1/21	500,000	517,145
Glendale Industrial Development Authority Hospital Refunding Revenue (John C. Lincoln Health) 5.00% 12/1/42	1,500,000	1,184,460
Maricopa County Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A
5.25% 7/1/32	400,000	366,092
6.00% 7/1/39	500,000	498,620
Scottsdale Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare) Series A
5.25% 9/1/30	500,000	457,575
Show Low Industrial Development Authority Hospital Revenue (Navapache Regional Medical Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,592,480
University Medical Center Hospital Revenue
5.00% 7/1/33	1,000,000	832,670
5.00% 7/1/35	500,000	413,520
6.50% 7/1/39	500,000	498,035
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A
5.25% 8/1/21 (RADIAN)	2,000,000	1,862,479
		8,223,076
Housing Revenue Bonds – 2.42%
Phoenix Industrial Development Authority Single Family Mortgage Statewide Revenue
Series A 5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	345,000	345,097
Series C 5.30% 4/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	370,000	375,332
Pima County Industrial Development Authority Single Family Mortgage Housing Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	35,000	35,071
Puerto Rico Housing Finance Authority Sub-Cap Foundation Modernization 5.50% 12/1/18	175,000	190,552
		946,052

Lease Revenue Bonds – 2.64%
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26	640,000	625,664
Nogales Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)	500,000	407,970
		1,033,634
Local General Obligation Bonds – 5.54%
ΦGila County Unified School District #10 (Payson School Improvement Project of 2006) Series A
1.00% 7/1/27 (AMBAC)	500,000	481,350
Maricopa County School District #6 (Washington Elementary) Refunding Series A 5.375% 7/1/13 (FSA)	1,500,000	1,684,590
		2,165,940
§Pre-Refunded Bonds – 12.43%
Arizona School Facilities Board Revenue (State School Trust) Series A 5.75% 7/1/18-14 (AMBAC)	500,000	588,710
Oro Valley Municipal Property Excise Tax 5.00% 7/1/20-11 (FGIC)	1,000,000	1,090,070
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11	250,000	270,945
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)	1,150,000	1,282,745
University of Arizona Certificates of Participation (University of Arizona Project) Series B
5.125% 6/1/22-12 (AMBAC)	500,000	554,730
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	1,000,000	1,076,200
		4,863,400
Special Tax Revenue Bonds – 14.31%
Flagstaff Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	385,000	367,975
Gilbert Public Facilities Municipal Property 5.00% 7/1/25	500,000	503,915
Glendale Municipal Property Series A 5.00% 7/1/33 (AMBAC)	2,000,000	1,997,220
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	963,000	734,230
Peoria Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Sub Lien)
5.00% 1/1/18	1,085,000	1,204,643
Queen Creek Improvement District #1 5.00% 1/1/32	1,000,000	791,180
		5,599,163
Transportation Revenue Bonds – 5.43%
Arizona Transportation Board Grant Anticipation Notes Series A 5.00% 7/1/14	250,000	275,140
Phoenix Civic Improvement Airport Revenue (Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	2,000,000	1,850,740
		2,125,880
Water & Sewer Revenue Bonds – 8.94%
Phoenix Civic Improvement Wastewater Systems Revenue Junior Lien
5.00% 7/1/19 (NATL-RE)	850,000	902,343
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,003,770
Phoenix Civic Improvement Water Systems Revenue Junior Lien Series A 5.00% 7/1/39	900,000	900,702
Scottsdale Water & Sewer Revenue Refunding 5.00% 7/1/19	600,000	691,272
		3,498,087
Total Municipal Bonds (cost $39,949,061)		38,422,462

Total Value of Securities – 98.20%
(cost $39,949,061)		38,422,462
Receivables and Other Assets Net of Liabilities (See Notes) – 1.80%		702,342
Net Assets Applicable to 2,982,200 Shares Outstanding – 100.00%		$39,124,804

ΦStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at June 30, 2009.
§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
•Variable rate security. The rate shown is the rate as of June 30, 2009.

Summary of Abbreviations:
ACA – Insured by the American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation Collateral
FNMA – Federal National Mortgage Association Collateral
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association Collateral
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Arizona Municipal Income Fund, Inc. (Fund).

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$39,949,061
Aggregate unrealized appreciation	$823,073
Aggregate unrealized depreciation	(2,349,672)
Net unrealized depreciation	$(1,526,599)

For federal income tax purposes, at March 31, 2009, capital loss carryforwards of $221,375 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

The Fund applies Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the FAS 157 fair value hierarchy levels as of June 30, 2009:

Level 2
Municipal Bonds	$38,422,462
Total	$38,422,462

There were no Level 1 or Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Arizona municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2009, 35% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Subsequent Events – Purchase of Delaware Investments by Macquarie Group
On August 19, 2009, Lincoln National Corporation and Macquarie Group (“Macquarie”) entered into an agreement pursuant to which Delaware Investments, including Delaware Management Company (DMC), Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (the “Transaction”). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (the “Meeting”) of the Fund will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Effective June 30, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to June 30, 2009 through August 15, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: